INCOME TAXES	6 Months Ended
Jun. 30, 2019
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
The effective tax rates for the three months ended June 30, 2019 and 2018 were 24.4% and 23.5%, respectively. The effective tax rates for the six months ended June 30, 2019 and 2018 were 24.9% and 24.2%, respectively. The higher effective tax rates were primarily caused by the negative impact of changes to our geographic mix of pre-tax earnings, including certain pre-tax losses for which the Company could not currently recognize tax benefits, which were partly offset by net discrete tax benefits.
The Company continues to evaluate the realizability of its Italian deferred tax assets, which were $0.7 billion at December 31, 2018. In accordance with applicable guidance, we assessed and weighed all positive and negative evidence in concluding, for the three and six months ended June 30, 2019, it was appropriate to maintain the full valuation allowance currently placed against these assets. The Company will continue this assessment throughout 2019.
The Company is subject to income taxes and, therefore, routinely encounters income tax audits in many jurisdictions around the world. As a result of concluding various ongoing audits in multiple income tax jurisdictions, it is at least reasonably possible the Company’s amount of unrecognized tax benefits will change during the next twelve months. We do not, however, anticipate those changes having a material impact on the Company’s results of operations, balance sheet or cash flows.